Exhibit 10.12.3

                                SECOND AMENDMENT
                                       TO
                           UNSECURED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO UNSECURED CREDIT AGREEMENT (this "Amendment") is made and entered into as of the 14th day of February, 2006, by and among CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as "Borrower"), CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation (hereinafter referred to as the "Parent"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, KEYBANK NATIONAL ASSOCIATION, a national banking association, WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, U.S. BANK NATIONAL ASSOCIATION, a national banking association, LASALLE BANK NATIONAL ASSOCIATION, a national banking association, NATIONAL CITY BANK OF KENTUCKY, a national banking association, SOCIETE GENERALE, UNION BANK OF CALIFORNIA, N.A., a national banking association, and PNC BANK, NATIONAL ASSOCIATION, a national banking association (hereinafter referred to individually as an "Existing Lender" and collectively as the "Original Lenders"), COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, a German banking corporation (hereinafter referred to as "New Lender") (the Existing Lenders and New Lender hereinafter referred to individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as contractual representative of the Lenders (in such capacity, the "Agent") and as a Co-Lead Arranger (in such capacity, a "Co-Lead Arranger"), KEYBANK NATIONAL ASSOCIATION, a national banking association, as Syndication Agent (in such capacity, the "Syndication Agent") and as a Co-Lead Arranger (in such capacity, a "Co-Lead Arranger") WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as a Documentation Agent (in such capacity a "Documentation Agent") and U.S. BANK NATIONAL ASSOCIATION a national banking association, as a Documentation Agent (in such capacity, a "Documentation Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, Borrower, Parent, Original Lenders and Agent entered into that certain Unsecured Credit Agreement dated as of August 27, 2004 (the "Credit Agreement"), pursuant to which the Lenders agreed to extend to Borrower a revolving credit facility (the "Credit Facility") in the aggregate principal amount of up to Four Hundred Million and No/100 Dollars ($400,000,000.00) at any one time outstanding; and

         WHEREAS, Borrower, Parent, Lenders and Agent entered into that certain First Amendment to the Credit Agreement dated September 21, 2005 (the First Amendment; the Credit Agreement as amended by the First Amendment being hereinafter referred to as the "Credit Agreement") to, among other matters, increase the aggregate principal amount of the Credit Facility to up to Five Hundred Million and No/100 Dollars ($500,000,000.00) at any one time outstanding; and

         WHEREAS, Borrower, Parent, Lenders and Agent desire to modify and amend the Credit Agreement in the manner and for the purposes set forth herein.

         NOW THEREFORE, for and in consideration of the premises, for Ten and No/100 Dollars ($10.00) in hand paid by the parties to each other, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Borrower, Parent, Lenders, and Agent, Borrower, Parent, Lenders, and Agent do hereby covenant and agree as follows:

         1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

         2. Tangible Net Worth. The definition of Tangible Net Worth contained in Section 1.1 of the Credit Agreement, which did read:

                  "`Tangible Net Worth' means, as of a given date, the stockholders' equity of the Parent and its Subsidiaries determined on a consolidated basis plus (x) increases in accumulated depreciation accrued after September 30, 2002 and (y) minority interests in the Borrower minus (to the extent reflected in determining stockholders' equity of the Parent and its Subsidiaries): (a) the amount of any write-up in the book value of any assets contained in any balance sheet resulting from revaluation thereof or any write-up in excess of the cost of such assets acquired, and (b) all amounts appearing on the assets side of any such balance sheet for assets which would be classified as intangible assets under GAAP, all determined on a consolidated basis."

is hereby deleted in its entirety and the following is hereby inserted in lieu thereof

                  "`Tangible Net Worth' means, as of a given date, the stockholders' equity of the Parent and its Subsidiaries determined on a consolidated basis plus (x) increases in accumulated depreciation accrued after September 30, 2002 and (y) minority interests in the Borrower minus (to the extent reflected in determining stockholders' equity of the Parent and its Subsidiaries): (a) the amount of any write-up in the book value of any assets contained in any balance sheet resulting from revaluation thereof or any write-up in excess of the cost of such assets acquired (but excluding any such write-up for purchase price adjustments of acquisition properties based on GAAP), and (b) all amounts appearing on the assets side of any such balance sheet for assets which would be classified as intangible assets under GAAP, all determined on a consolidated basis."

         3. Funds Transfer Disbursements. Section 2.1(c) of the Credit Agreement is hereby amended by inserting the following as the second full paragraph thereof:

         "Borrower hereby authorizes Agent to disburse the proceeds of any Advance as requested by an authorized representative of the Borrower to any of the accounts designated in Exhibit H hereto. Borrower agrees to be bound by any transfer request: (i) authorized or transmitted by Borrower; or, (ii) made in Borrower's name and accepted by Agent in good faith and in compliance with these transfer instructions, even if not properly authorized by Borrower. Borrower further agrees and acknowledges that Agent may rely solely on any bank routing number or identifying bank account number or name provided by Borrower to effect a wire or funds transfer even if the information provided by Borrower identifies a different bank or account holder than named by the Borrower. Agent is not obligated or required in any way to take any actions to detect errors in information provided by Borrower. If Agent takes any actions in an attempt to detect errors in the transmission or content of transfer or requests or takes any actions in an attempt to detect unauthorized funds transfer requests, Borrower agrees that no matter how many times Agent takes these actions Agent will not in any situation be liable for failing to take or correctly perform these actions in the future and such actions shall not become any part of the transfer disbursement procedures authorized under this provision, the Loan Documents, or any agreement between Agent and Borrower or between any Lender and Borrower. Borrower agrees to notify Agent of any errors in the transfer of any funds or of any unauthorized or improperly authorized transfer requests within 14 days after Agent's confirmation to Borrower of such transfer.

         Agent will, in its sole discretion, determine the funds transfer system and the means by which each transfer will be made. Agent may delay or refuse to accept a funds transfer request if the transfer would: (i) violate the terms of this authorization; (ii) require use of a bank unacceptable to Agent or prohibited by Government Authority; (iii) cause Agent to violate any Federal Reserve or other regulatory risk control program or guideline, or (iii) otherwise cause Agent to violate any applicable law or regulation.

         Neither Agent nor any Lender shall be liable to Borrower or any other parties for (i) errors, acts or failures to act of others, including other entities, banks, communications carriers or clearinghouses, through which Borrower's transfers may be made or information received or transmitted, and no such entity shall be deemed an agent of the Agent , (ii) any loss, liability or delay caused by fires, earthquakes, wars, civil disturbances, power surges or failures, acts of government, labor disputes, failures in communications networks, legal constraints or other events beyond Agent's control, or (iii) any special, consequential, indirect or punitive damages, whether or not (a) any claim for these damages is based on tort or contract or (b) Agent, any Lender or Borrower knew or should have known the likelihood of these damages in any situation. Agent makes no representations or warranties other than those expressly made in this Agreement."

         (b) The Credit Agreement is hereby amended by (i) inserting the phrase "EXHIBIT H Form of Transfer Authorizer Designation" immediately below the phrase "EXHIBIT G Form of Compliance Certificate" on page iii of the Table of Contents, and (ii) by attaching Exhibit "A" to this Second Amendment as Exhibit H thereto.

         4. Minimum Tangible Net Worth. Section 9.1(a) of the Credit Agreement is hereby amended by deleting the figure "$1,000,000,000" therefrom, and by inserting the figure "1,370,000,000" in lieu thereof.

         5. Litigation. Borrower warrants and represents that Schedule 6.1(f) attached to the Credit Agreement is true, accurate and complete as of the date hereof.

         6. Conditions Precedent. Subject to the other terms and conditions hereof, this Amendment shall not become effective until the Agent shall have received each of the following instruments, documents or agreements, each in form and substance satisfactory to the Agent:

         (a) counterparts of this Amendment duly executed and delivered by Borrower, Parent, Agent and each of the Lenders;

         (b) an Acknowledgement and Consent executed by the Parent (the "Guarantor Consent"), consenting to this Amendment and the transactions contemplated hereby;

         (c) a certificate of the Secretary of CBL Holdings I, Inc. dated as of the date hereof certifying (i) that the Certificate of Incorporation and By-laws of CBL Holdings I, Inc. have not been modified since September 6, 2005; (ii) that the Partnership Agreement and Certificate of Limited Partnership of Borrower have not been modified since September 6, 2005; (iii) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL Holdings I, Inc., authorizing the execution and delivery on behalf of Borrower of this Amendment and the other instruments, documents or agreements executed and delivered by or on behalf of Borrower in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc. or Borrower are hereinafter collectively referred to as the "Borrower Amendment Documents"); and
(iv) as to the incumbency and genuineness of the signatures of the officers of CBL Holdings I, Inc. executing the Borrower Amendment Documents to which CBL Holdings I, Inc. or Borrower is a party;

         (d) a certificate of the Secretary of CBL & Associates Properties, Inc. dated as of the date hereof certifying (i) that the Certificate of Incorporation and By-laws of CBL & Associates Properties, Inc. have not been modified since September 6, 2005; (ii) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL & Associates Properties, Inc., authorizing the execution and delivery on behalf of CBL & Associates Properties, Inc. of this Amendment and the other instruments, documents or agreements executed and delivered by CBL & Associates Properties, Inc. in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL & Associates Properties, Inc. are hereinafter collectively referred to as the "Properties Amendment Documents"); and (iii) as to the incumbency and genuineness of the signatures of the officers of CBL & Associates Properties, Inc. executing the Properties Amendment Documents to which CBL & Associates Properties, Inc. is a party;

         (e) the opinions of Borrower's in-house counsel, addressed to Agent and each Lender and satisfactory in form and substance to Agent, covering such matters relating to the transaction contemplated by this Amendment as Agent may reasonably request; and

         (f) payment to Agent, for the benefit of Lenders, of all loan fees due in connection with this Amendment.

         Upon fulfillment of the foregoing conditions precedent, this Amendment shall become effective as of the date hereof.

         7. Representations and Warranties; No Default. Borrower hereby represents and warrants to the Agent and the Lenders that:

                  (a) all of Borrower's representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of Borrower's execution of this Amendment;

                  (b) no Default or Event of Default has occurred and is continuing as of such date under any Loan Document;

                  (c) Borrower and Parent have the power and authority to enter into this Amendment and to perform all of its obligations hereunder;

                  (d) the execution, delivery and performance of this Amendment by Borrower and Parent have been duly authorized by all necessary corporate, partnership or other action;

                  (e) the execution and delivery of this Amendment and performance thereof by Borrower and Parent does not and will not violate the Partnership Agreements or other organizational documents of Borrower or Parent or the Certificate of Incorporation, By-laws or other organizational documents of CBL Holdings I, Inc. and does not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to Borrower, Parent, CBL Holdings I, Inc., or their respective properties; and

                  (f) this Amendment, the Guarantor Consent, and all other documents executed in connection herewith, constitute legal, valid and binding obligations of the parties thereto, in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, with respect to the availability of the remedies of specific enforcement, subject to the discretion of the court before which any proceeding therefor may be brought.

         8. Expenses. Borrower agrees to pay, immediately upon demand by the Agent, all reasonable costs, expenses, fees and other charges and expenses actually incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, the Borrower Amendment Documents and the Properties Amendment Documents.

         9. Defaults Hereunder. The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or the failure to observe or comply with any term or agreement contained herein shall constitute a Default or Event of Default under the Credit Agreement (subject to any applicable cure period set forth in the Credit Agreement) and the Agent and the Lenders shall be entitled to exercise all rights and remedies they may have under the Credit Agreement, any other documents executed in connection therewith and applicable law.

         10. References. All references in the Credit Agreement and the Loan Documents to the Credit Agreement shall hereafter be deemed to be references to the Credit Agreement as amended hereby and as the same may hereafter be amended from time to time.

         11. Limitation of Agreement. Except as especially set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Credit Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

         12. Counterparts. To facilitate execution, this Amendment may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signature thereon and thereafter attached to another counterpart identical thereto having attached to it additional signature pages.

         13. Further Assurances. Borrower agrees to take such further action as the Agent or the Lenders shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.

         14. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

         15. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, without regard to principles of conflicts of law.



                      [Signatures Begin on Following Page]

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Unsecured Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

                   BORROWER:

                   CBL & ASSOCIATES LIMITED PARTNERSHIP,
                    a Delaware limited partnership

                   By: CBL Holdings I, Inc., a Delaware corporation,
                    its sole general partner


                        By: /s/ John N. Foy_________________________
                            ----------------------------------------
                             Name: John N. Foy
                             Title: Vice Chairman and Chief Financial Officer



                   PARENT:

                   CBL & ASSOCIATES PROPERTIES, INC., a Delaware
                     corporation, solely for the limited purposes set forth in Section 12.19 of the Credit Agreement.


                        By: /s/ John N. Foy_________________________
                            ----------------------------------------
                             Name: John N. Foy
                             Title: Vice Chairman and Chief Financial Officer














                    [Signatures Continued on Following Page]

       [Signature Page to Second Amendment to Unsecured Credit Agreement]

                      WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent, Co-Lead Arranger and as a Lender
                      By: /s/ James Phelps
                          -----------------------------------------------------
                           Name: James Phelps
                           Title: Senior Vice President


                      Commitment Amount:

                      $100,000,000.00

                      Lending Office (all Types of Advances) and
                      Address for Notices:

                      2859 Paces Ferry Road, Suite 1805
                      Atlanta, GA  30339
                      Attn:  Loan Administration
                      Telecopier:  (770) 435-2262
                      Telephone:  (770) 435-3800


                    [Signatures Continued on Following Page]

       [Signature Page to Second Amendment to Unsecured Credit Agreement]

                          KEYBANK NATIONAL ASSOCIATION,
                          as Syndication Agent, Co-Lead Arranger and as a Lender

                          By: /s/ Michael P. Szuba
                              --------------------------------------------
                               Name: Michael P. Szuba
                               Title: Vice President

                          Commitment Amount:

                          $75,000,000.00

                          Lending Office (all Types of Advances) and
                          Address for Notices:


                          Keybank REC - Institutional
                          127 Public Square, 6th Floor
                          Cleveland, OH  44114
                          Attn:  Mike Szuba
                          Telecopier:  (216) 689-4997
                          Telephone:  (216) 689-5984


                    [Signatures Continued on Following Page]

       [Signature Page to Second Amendment to Unsecured Credit Agreement]

                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                            as Documentation Agent and as a Lender
                            By: /s/ Rex E. Rudy
                                -------------------------------------------
                                 Name: Rex E. Rudy
                                 Title: Managing Director

                            Commitment Amount:

                            $70,000,000.00

                            Lending Office (all Types of Advances) and
                            Address for Notices:

                            301 South College Street
                            NC - 0172
                            Charlotte, NC   28288-0172
                            Attention:  Rex Rudy
                            Telecopier:  (704) 383-6505
                            Telephone:  (704) 383-7534



                    [Signatures Continued on Following Page]

       [Signature Page to Second Amendment to Unsecured Credit Agreement]

                             U.S. BANK NATIONAL
                             ASSOCIATION, as
                             Documentation Agent and as
                             a Lender By: /s/ Kelly
                             Armstrong
                                  Name: Kelly Armstrong
                                  Title: Assistant Vice President

                             Commitment Amount:

                             $50,000,000.00

                             Lending Office (all Types of Advances) and
                             Address for Notices:

                             800 Nicollet Mall
                             3rd Floor
                             Minneapolis, MN  55402
                             Attn:  Michael Raarup
                             Telecopier:  (612) 303-2270
                             Telephone:  (612) 303-3586


                    [Signatures Continued on Following Page]

       [Signature Page to Second Amendment to Unsecured Credit Agreement]

                       LASALLE BANK NATIONAL ASSOCIATION,
                       as a Lender

                       By: /s/ Stephen J. Shockey
                           -----------------------------------------------
                            Name: Stephen J. Shockey
                            Title: First Vice President

                       Commitment Amount:

                       $50,000,000.00

                       Lending Office (all Types of Advances) and
                       Address for Notices:

                       135 South LaSalle Street
                       Suite 1225
                       Chicago, Illinois   60603
                       Attention:  Stephen Shockey
                       Telecopier:  (312) 904-6691
                       Telephone:  (312) 904-7096

                    [Signatures Continued on Following Page]

       [Signature Page to Second Amendment to Unsecured Credit Agreement]

                         NATIONAL CITY BANK OF KENTUCKY,
                         as a Lender

                         By: /s/ Joseph C. Seiler
                             ------------------------------------------------
                              Name: Joseph C. Seiler
                              Title: Executive Vice President

                         Commitment Amount:

                         $25,000,000.00

                         Lending Office (all Types of Advances) and
                         Address for Notices:

                         301 E. Main Street
                         31-3 PLA
                         Lexington, KY  40507
                         Attn:  Megan Barlow
                         Telecopier:  (859) 281-5467
                         Telephone:  (859) 281-5428

                    [Signatures Continued on Following Page]

       [Signature Page to Second Amendment to Unsecured Credit Agreement]

                     SOCIETE GENERALE,
                     as a Lender
                     By: /s/ C. H. Butterworth
                         -----------------------------------------------------
                          Name: C/ H. Butterworth
                          Title: Director

                     Commitment Amount:

                     $25,000,000.00

                     Lending Office (all Types of Advances) and
                     Address for Notices:

                     Trammell Crow Center
                     2001 Ross Avenue
                     Suite 4900
                     Dallas, TX  75201
                     Attn:  Chuck Butterworth
                     Telecopier:  (214) 979-2740
                     Telephone:  (214) 979-2779

                    [Signatures Continued on Following Page]

       [Signature Page to Second Amendment to Unsecured Credit Agreement]

                         UNION BANK OF CALIFORNIA N.A.,
                         as a Lender

                         By: /s/ Lawrence Andow
                             -------------------------------------------------
                              Name: Lawrence Andow
                              Title: Vice Presedent

                         Commitment Amount:

                         $25,000,000.00

                         Lending Office (all Types of Advances) and
                         Address for Notices:

                         Lending Office:
                         ---------------
                         350 California Street
                         7th Floor
                         San Francisco, CA  94104
                         Attn:  Larry Andow
                         Telecopier:  (415) 433-7438
                         Telephone:  (415) 705-5032
                         E-mail Address:  Lawrence.Andow@uboc.com

                         Loan Administration:
                         Commercial Real Estate Loan Administration
                         18300 Von Karman Avenue, Suite 200
                         Irvine, CA   92612
                         Attn:  Amelida Carreno
                         Telecopier:  (949) 553-7123
                         Telephone:  (949) 553-2568
                         E-mail Address:  Amelida.Carreno@uboc.com
                                          ------------------------


                    [Signatures Continued on Following Page]

       [Signature Page to Second Amendment to Unsecured Credit Agreement]

                          PNC BANK, NATIONAL ASSOCIATION,
                          as a Lender
                          By: /s/ Andrew T. White
                              ---------------------------------------------
                               Name: Andrew T. White
                               Title: Vice President

                          Commitment Amount:

                          $30,000,000.00

                          Lending Office (all Types of Advances) and
                          Address for Notices:

                          PNC Real Estate Finance
                          1600 Market Street, 30th Floor
                          Philadelphia, PA 19103
                          Attention:   Andrew White
                          Telecopier:  (215) 585-5806
                          Telephone:   (215) 585-6123









                    [Signatures Continued on Following Page]

       [Signature Page to Second Amendment to Unsecured Credit Agreement]


                          COMMERZBANK AG, NEW YORK AND
                          GRAND CAYMAN BRANCHES,
                          as a Lender

                          By: /s/ Ralph C. Marra, Jr/.
                              -----------------------------------------------
                               Name: Ralph C. Marra, Jr.
                               Title: Vice President

                          By: /s/ Kerstin Micke
                              -----------------------------------------------
                               Name: Kerstin Micke
                               Title: Assistant Vice President

                          Commitment Amount:

                          $50,000,000.00

                          Lending Office (all Types of Advances) and
                          Address for Notices:

                          2 World Financial Center
                          34th Floor
                          New York, NY  10281-1050
                          Attention:   Ralph Marra
                          Telecopier:  (212) 266-7565
                          Telephone:   (212) 266-7661








                               [End of Signatures]

                                    EXHIBIT A

                         TRANSFER AUTHORIZER DESIGNATION
              (For Disbursement of Loan Proceeds by Funds Transfer)


|_| NEW  |X| REPLACE PREVIOUS DESIGNATION  |_| ADD  |_| CHANGE
|_| DELETE LINE NUMBER  _____


The following representatives of CBL & Associates Limited Partnership ("Borrower") are authorized to request the disbursement of Advances and initiate funds transfers for Loan Number 101012 dated February ___, 2006 between Wells Fargo Bank, National Association ("Agent"), the lenders party thereto and Borrower. Agent is authorized to rely on this Transfer Authorizer Designation until it has received a new Transfer Authorizer Designation signed by Borrower, even in the event that any or all of the foregoing information may have changed.

                                   Name                                         Title                           Maximum Wire
                                                                                                                   Amount
-----------------------------------------------------------------------------------------------------------------------------------
 1.           Charles B. Lebovitz                             Chairman of the Board and                   $500,000,000
                                                              Chief Executive Officer
-----------------------------------------------------------------------------------------------------------------------------------
 2.           John N. Foy                                     Vice   Chairman   of  the   Board,   Chief  $500,000,000
                                                              Financial Officer and Treasurer
-----------------------------------------------------------------------------------------------------------------------------------
 3.           Charles A. Willett, Jr.                         Senior Vice President                       $500,000,000
-----------------------------------------------------------------------------------------------------------------------------------
 4.
-----------------------------------------------------------------------------------------------------------------------------------
 5.
-----------------------------------------------------------------------------------------------------------------------------------


1.
---------------------------------------------------------------------------------------------------------------------
Transfer Funds to (Receiving Party Account Name):
CBL & Associates Limited Partnership
---------------------------------------------------------------------------------------------------------------------
Receiving Party Account Number:
4441630
--------------------------------------------------------------------------- -----------------------------------------
Receiving Bank Name, City and State:                                        Receiving Bank Routing (ABA) Number
First Tennessee Bank, N.A., Memphis, TN                                     084000026
--------------------------------------------------------------------------- -----------------------------------------
Maximum Transfer Amount:
$500,000,000
--------------------------------------------------------------------------- -----------------------------------------
Further Credit Information/Instructions:
Attention:  Zelma Pack at (423) 757-4249
---------------------------------------------------------------------------------------------------------------------
2.
---------------------------------------------------------------------------------------------------------------------
Transfer Funds to (Receiving Party Account Name):
---------------------------------------------------------------------------------------------------------------------
Receiving Party Account Number:
---------------------------------------------------------------------------------------------------------------------
Receiving Bank Name, City and State:                                             Receiving Bank Routing (ABA) Number
--------------------------------------------------------------------------- -----------------------------------------
Maximum Transfer Amount:
--------------------------------------------------------------------------- -----------------------------------------
Further Credit Information/Instructions:
---------------------------------------------------------------------------------------------------------------------

                                       18

3.
---------------------------------------------------------------------------------------------------------------------
Transfer Funds to (Receiving Party Account Name):
---------------------------------------------------------------------------------------------------------------------
Receiving Party Account Number:
-------------------------------------------------------------------------------- ------------------------------------
Receiving Bank Name, City and State:                                             Receiving Bank Routing (ABA) Number
--------------------------------------------------------------------------- -----------------------------------------
Maximum Transfer Amount:
--------------------------------------------------------------------------- -----------------------------------------
Further Credit Information/Instructions:
---------------------------------------------------------------------------------------------------------------------

(1) Maximum Wire Amount may not exceed the Loan Amount.


Date: _____________________________
                                      "BORROWER"


                    CBL & ASSOCIATES LIMITED PARTNERSHIP, a
                    Delaware limited partnership

                    By: CBL Holding I, Inc., a Delaware corporation, its sole general partner


                        By:_____________________________________
                        Name:___________________________________
                        Title:__________________________________

                                              (CORPORATE SEAL)